Exhibit 99.7
                     BEACON ENTERPRISE SOLUTIONS GROUP, INC.
                       INTRODUCTION TO PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)



The following unaudited pro forma condensed combined financial statements give effect to (1) the acquisitions of Advance Data Systems, Inc. ("ADSnetcurve"), Cetcon, Inc. ("Cetcon"), Strategic Communications, Inc. ("Strategic") and Bell-Haun Systems, Inc. ("Bell-Haun") by Beacon Enterprise Solutions Group, Inc. ("Beacon" or the "Company"), collectively, "BESG"; and (2) the merger between BESG and Suncrest Global Energy Corp. ("Suncrest"), and certain other transactions that BESG and SunCrest completed on December 20, 2007.

On December 20, 2007, pursuant to the filing of an Asset Purchase Agreement (the "ADSnetcurve Agreement"), the Company's acquisition of ADSnetcurve became effective, whereby the Company acquired substantially all of the assets and assumed certain of the liabilities of ADSnetcurve.

On December 20, 2007, pursuant to the filing of a Stock Purchase Agreement (the "Bell-Haun Agreement"), the Company's acquisition of Bell-Haun became effective, whereby Bell-Haun merged with and into the BH Acquisition Sub, Inc. (the "Acquisition Sub"), with the Acquisition Sub surviving the merger, pursuant to which all of the shares of the capital stock of Bell-Haun were converted into shares of common stock of the Company.

On December 20, 2007, pursuant to the filing of an Asset Purchase Agreement (the "Cetcon Agreement"), the Company's acquisition of Cetcon became effective, whereby the Company acquired substantially all of the assets and assumed certain of the liabilities of Cetcon.

On December 20, 2007, pursuant to the filing of an Asset Purchase Agreement (the "Strategic Agreement"), the Company's acquisition of Strategic became effective, whereby the Company acquired substantially all of the assets and assumed certain of the liabilities of Strategic. Contemporaneously with the Strategic Agreement, the Company, RFK Communications, LLC ("RFK") and the members of RFK entered into an Asset Purchase Agreement, whereby the Company acquired substantially all of the assets and assumed certain of the liabilities of RFK.

On December 20, 2007, BESG merged with Suncrest, whereby 100% of the shares of capital stock of BESG were exchanged for 9,194,900 shares of common stock of Suncrest, a publicly traded company with no operations (the "Merger"). As a result of the Merger, the former stockholders of BESG became the controlling stockholders of Suncrest. Accordingly, the Merger is a reverse merger that has been accounted for as a recapitalization of BESG. Upon completion of the Merger, Suncrest changed its name to Beacon Enterprise Solutions Group, Inc. ("New BESG"). The historical financial statements of BESG will become the Suncrest historical financial statements.

The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma combined condensed financial statements.

The unaudited pro forma condensed combined balance sheet combines the balance sheets of BESG and Suncrest and gives pro forma effect to (i) the Company's acquisitions of ADSnetcurve, Bell-Haun, Cetcon and Strategic; (ii) BESG's issuances of notes in certain bridge financing transactions, completed prior to the Merger; (iii) the Merger in which BESG is deemed to be the acquiring entity for accounting purposes; (iv) completion of a financing transaction involving the issuance of 24 units at $100,000 in a private placement memorandum with each unit consisting of 100 shares of Series A Convertible Preferred Stock and one five-year warrant to purchase 66,667 shares of BESG common stock for aggregate gross proceeds of $2,433,900, plus the related financing expenses; (v) cancellation of 1,730,726 shares of Suncrest common stock; and (vi) certain other transactions completed at the time of the Merger as if BESG and Suncrest completed such transactions as of September 30, 2007. The unaudited pro forma condensed combined statements of operations as of September 30, 2007 combine the statement of operations of the Company for the period from June 6, 2007 (date of inception) to September 30, 2007 and Adsnetcurve, Bell-

Haun, Cetcon, Strategic and Suncrest for the nine months ended September 30, 2007 and gives pro forma effect to these transactions as if they were completed January 1, 2007.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of BESG, appearing elsewhere herein, the historical financial statements of ADSnetcurve, Bell-Haun, Cetcon and Strategic, also appearing elsewhere herein, and the historical financial statements of Suncrest, as filed and issued in Form 10-KSB for the year ended June 30, 2007 and in Form 10-QSB filed for the quarter ended September 30, 2007. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the acquisitions and Merger had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

The Acquisitions

On December 20, 2007, pursuant to the ADSnetcurve Agreement and in connection with the ADSnetcurve acquisition, the Company issued 700,000 shares of common stock valued at $.85 per share, $600,000 of cash and a $300,000 secured promissory note (the "Promissory Note"). The aggregate purchase price paid by the Company of $1,672,683, inclusive of estimated direct transaction expenses of $61,633, is subject to adjustment depending on whether the Closing Net Working Capital, as that term is defined in the ADSnetcurve Agreement, differs from the working capital target of $105,000. As of the date closing, cash paid to ADSnetcurve reflects a $116,049 purchase price adjustment representing the difference between working capital acquired and $105,000.

     The Promissory Note has term of 48 months, bearing interest at prime, and is secured by the assets acquired by the Company from ADSnetcurve. The Promissory Note provides for monthly principal and interest payments. The Promissory Note contains a pre-payment provision such that the Company will be required to make additional principal payments equal to 3.2% of the net amount received by the Company from any equity capital raised, in excess of $1,000,000, after the closing date until such time as the Promissory Note has been paid in full.

If, from the closing date to the first anniversary of the closing of this transaction, the annual revenue generated from the business assets acquired in this transaction is less than $1,800,000, the principal amount of the Promissory Note will be reduced by an amount equal to the principal amount, multiplied by the greater of (a) the actual revenue divided by $1,800,000; or (b) 40%. That is, the principal amount will not be reduced to an amount less than $120,000. No such adjustment will occur in the event that the annual revenue exceeds $1,800,000.

On December 20, 2007, pursuant to the Bell-Haun Agreement all of the shares of the capital stock of Bell-Haun were converted into shares of common stock of the Company. Within 30 days of the merger, the Acquisition Sub will be merged with and into the Company, and the separate existence of the Acquisition Sub will cease. The aggregate purchase price paid by the Company of $727,867, inclusive of estimated direct transaction expenses of $28,819, in connection with the Bell-Haun acquisition includes 500,000 shares of common stock valued at $.85 per share, notes payable of $119,000 and cash of $155,048.

Included in the assumed liabilities from Bell-Haun are certain rent obligations payable to the two selling shareholders which will be converted into fixed installment obligations in the form of notes payable. The notes have a term of 24 months, bearing interest at 8% per year. Payments on the notes will commence in the thirteenth month.

The Bell-Haun Agreement also provides for the payment of additional consideration upon the attainment of certain earnings milestones based on gross profit generated by Bell-Haun. The minimum additional consideration is $240,187 if gross profit is between $853,927 and $1,094,114, with a maximum potential additional consideration of $480,374.

The Company is also required to deliver a stock certificate for 240,187 shares of its common stock to be held in escrow (the "Bell-Haun Escrow Shares") for the purpose of securing the indemnification obligations of the Bell-Haun shareholders as set forth in the Bell-Haun Agreement. The Bell-Haun Escrow Shares will be held by the escrow agent and will be distributed in accordance with the terms of the escrow agreement.

On December 20, 2007, pursuant to the Cetcon Agreement and in connection with the Cetcon acquisition, the Company issued 900,000 shares of common stock valued at $.85 per share, $700,000 of cash and a $600,000 secured promissory note (the "Note"). The aggregate purchase price paid by the Company amounted to $2,150,132, inclusive of estimated direct transaction expenses of $85,132.

The Company is also required to deliver a stock certificate for 450,000 shares of its common stock to be held in escrow (the "Cetcon Escrow Shares") for the purpose of securing the indemnification obligations of Cetcon and its shareholders as set forth in the Cetcon Agreement. The Cetcon Escrow Shares will be held by the escrow agent and will be distributed in accordance with the terms of the escrow agreement.

     The Note has a term of 60 months, bearing interest at 8% APR. The Note provides for monthly principal and interest payments and is secured by the assets acquired by the Company in this transaction (subordinate only to existing senior debt assumed in the acquisition). If, from the closing date to October 31, 2008, the revenue generated from Cetcon is less than $2,000,000, the principal amount of the Note will be reduced by the percentage of the actual revenue divided by $2,000,000. No adjustment to the principal amount of the Note is required in the event that the actual revenue generated from Cetcon is greater than $2,000,000. The Company believes that the minimum revenue of $2,000,000 provided for in the Note for which there would be consideration payable is probable, therefore the Company has included the full principal amount of the Note in the purchase consideration paid to the seller as of the closing date of the acquisition.

The Company may prepay all or a portion of the outstanding principal amount and accrued interest under the Note. The Note contains a pre-payment provision such that the Company will be required to make additional principal payments equal to 3% of the net amount received by the Company from any equity capital raised, in excess of $1,000,000, after the closing date until such time as the Promissory Note has been paid in full.

On December 20, 2007, pursuant to the Strategic Agreement and the Asset Purchase Agreement, the Company issued 1,125,000 shares of common stock valued at $.85 per share, $220,500 of cash, a $562,500 secured promissory note (the "Secured Note") and a $342,000 promissory note (the "Promissory Note') . The aggregate purchase price paid by the Company amounted to $2,167,052, inclusive of estimated direct transaction expenses of $85,802.

The Company is also required to deliver the Promissory Note and a stock certificate for 450,000 shares of its common stock to be held in escrow (the "Strategic Escrow Shares") for the purpose of securing the indemnification obligations of Strategic and its members as set forth in the Strategic Agreement. The Promissory Note and Strategic Escrow Shares will be held by the escrow agent and will be distributed in accordance with the terms of the escrow agreement.

The Secured Note has a term of 60 months, bearing interest at 8% APR. The Note provides for monthly principal and interest payments and is secured by the carrier commission revenue stream (as that term is defined in the agreement) acquired from RFK. If, from the closing date to the first anniversary of the closing of this transaction, the revenue generated from RFK drops below the minimum threshold (as that term is defined in the agreement), the principal amount of the Secured Note will be reduced by percentage of the actual revenue divided by the minimum threshold. No adjustment to the principal amount of the
Note is required in the event that the actual revenue generated from RFK is greater than the minimum threshold. The Company believes that the minimum threshold provided for in the Secured Note for which there would be consideration payable is probable, therefore the Company has included the full principal amount of the Secured Note in the purchase consideration paid to the seller as of the closing date of the acquisition. The Company may prepay all or a portion of the outstanding principal amount and accrued interest under the Secured Note.

     The Promissory Note bears interest at the Federal short term rate and matures on the earlier of the final round of equity financing (as that term is defined in the Promissory Note) or December 31, 2008 (the "Maturity Date"), at which time the entire principal and accrued interest will be due and payable. The Company may prepay all or a portion of the outstanding principal amount and accrued interest under the Promissory Note. IN addition, the Company has agreed to pay interest and penalties that Strategic incurs related to a tax liability. The Company's assets are encumbered ny the tax lien, however Strategic has retained the liability and remains liable for payment of the existing balance, including penalties and interest.

A final determination of the allocations of the purchase prices to the assets acquired and liabilities assumed based on their respective fair values as of the dates of the acquisitions has not yet been completed. The Company is utilizing an independent third party appraiser to perform a valuation study to determine the fair value of the assets and liabilities of the acquired companies and will make appropriate purchase accounting adjustments upon the completion of the valuation study.

The Merger

On the Closing Date, assuming satisfaction of all closing conditions under the Merger Agreement, (i) the stockholders of BESG (the "BESG Stockholders") will surrender all of the issued and outstanding shares of BESG capital stock and receive, in exchange therefore 9,194,900 shares of common stock of Suncrest and 2,434 shares of Series A Convertible Preferred Stock of Suncrest; (ii) the current stockholders of Suncrest will retain 1,273,121 shares of common stock of Suncrest; and (iii) the BESG will merge with and into Suncrest with BESG surviving the Merger. The closing of the Merger is subject to certain conditions, including the simultaneous closing of the acquisitions and the private placement

The Private Placement

On October 19, 2007 the Company circulated a Confidential Private Placement Memorandum (the "Memorandum") to various "accredited investors" (as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended) with respect to the private offering (the "Offering") of 40 units of the Company. Each such unit (each, a "Unit" and collectively, the "Units") was being sold at $100,000 in connection with the Offering and consisted of (i) 100 shares of Series A Convertible Preferred Stock of the Company and (ii) one five-year warrant to purchase 66,667 shares of common stock of the Company at an exercise price of $1.00 per share (each, a "Warrant" and collectively, the "Warrants").

The Units were being offered on behalf of the Company by Laidlaw & Company (UK) Ltd. ("Laidlaw"), and the Company has agreed to pay the following sales commissions: (i) cash in an amount equal to thirteen percent (13%) of the gross proceeds of the Units sold, (ii) a five year warrant (the "Placement Agent Warrants") to purchase 13% of the aggregate number of shares of the Company's common stock issuable upon the conversion of the Series A Convertible Preferred Stock and the exercise of the Investor Warrants issued in the Offering, (iii) a merger and acquisition advisory fee in the amount of $125,000 and (iv) a non-accountable expense reimbursement fee of $50,000.

On December 20, 2007, the Company completed the Offering of $2,433,900 Units.

The Company will register the underlying shares of common stock sold in the Offering as well as the sale of the shares of its common stock to be issued upon exercise of the Warrants as soon as practicable following the completion of the Offering and will use its best efforts to have such registration statement declared effective no later than June 30, 2008 (the "Registration Effective Date"). If a registration statement is not filed with the Securities and Exchange Commission on or before the Registration Effective Date, then the Company is obligated to issue to each purchaser of Units in the Offering a payment in cash equal to 1% per month of the Unit purchase price that such failure shall continue beyond the Registration Effective Date or from the date of each subsequent registration failure. Based upon its analysis, the Company does not believe it is likely to incur any penalties with respect to its registration statement.

Bridge Financing Facility

On July 16, 2007, to enable the Company to meet specific working capital requirements, two of the Company's founding stockholders who are also directors of the Company provided a bridge financing facility (the "Bridge Financing Facility") to the Company. The terms of the Bridge Financing Facility provide for the founding stockholders/directors to make up to $500,000 of advances to the Company on a discretionary basis at any time prior to the closing of the Offering by the Company. Advances under this facility bear interest at an annual rate equal to the Prime Rate and mature, as amended, on the earlier of (i) the completion of the Offering; or (ii) December 31, 2008. The founding stockholders/directors can also require prepayment of the advances in cash at any time after an Offering.

From the date of the closing of the Offering through the maturity date, the founding stockholders/directors may convert the outstanding advances into shares of the Company's common stock and receive cash payment of accrued and unpaid interest. The advances are contingently convertible into common stock of the Company at a conversion price equal to $.60 per share, or into the number and type of such equity securities into which the shares otherwise issuable upon such conversion are converted or exchanged under the terms of a merger, exchange or reorganization consummated by the Company prior to or at the time of an Offering. All unpaid advances will be due and payable in cash or stock at the time of conversion and all unpaid accrued interest will be due and payable in cash only.

In connection with the issuance of the Bridge Financing Facility, the Company issued warrants to purchase shares of its common stock (the "Warrants"). The Warrants allow the holders to purchase up to 865,000 shares of the Company's common stock at an exercise price of $1.00 per share, of which 625,000 are immediately exercisable. The remaining 240,000 Warrants (if completed) would become exercisable at a rate of 10,000 shares per month from the date of an Offering until the maturity date of the Bridge Financing Facility. Upon full conversion of the advances into shares of common stock of the Company or upon the final maturity date, all remaining unvested Warrants will automatically vest and become exercisable. If the founding stockholders/directors require prepayment of the advances after the completion of an Offering but prior to the final maturity date, all remaining unvested Warrants will be forfeited and canceled. The Warrants expire on June 30, 2012.

Convertible Promissory Notes

On November 15, 2007, to enable the Company to meet specific working capital requirements, the Company issued $200,000 of convertible notes payable (the "Notes"). The Notes bear interest at an annual rate equal to the Prime Rate and mature (i) in the event the Offering does not occur on or prior to December 31, 2007, on December 31, 2007; or (ii) in the event the Offering occurs on or prior to December 31, 2007, twenty-four (24) months after the date of the closing of the Offering. The noteholders can also require prepayment of the principal in cash at any time after an Offering.

From the date of the closing of the Offering through the maturity date, the noteholders may convert the outstanding principal into shares of the Company's common stock and receive cash payment of accrued and unpaid interest. The principal is contingently convertible into common stock of the Company at a conversion price equal to $.60 per share, or into the number and type of such equity securities into which the shares otherwise issuable upon such conversion are converted or exchanged under the terms of a merger, exchange or reorganization consummated by the Company prior to or at the time of an Offering. All unpaid principal will be due and payable in cash or stock at the time of conversion and all unpaid accrued interest will be due and payable in cash only.

In connection with the issuance of the Notes, the Company issued warrants to purchase shares of its common stock (the "Note Warrants"). The Note Warrants allow the holders to purchase up to 346,000 shares of the Company's common stock at an exercise price of $1.00 per share, of which 250,000 are immediately exercisable. The remaining 96,000 Note Warrants (if completed) would become exercisable at a rate of 8,000 shares per month from the date of an Offering until the maturity date of the Notes. Upon full conversion of the principal into shares of common stock of the Company or upon the final maturity date, all remaining unvested Note Warrants will automatically vest and become exercisable. If the noteholders require prepayment of the principal after the completion of an Offering but prior to the final maturity date, all remaining unvested Note Warrants will be forfeited and canceled. The Warrants expire on June 30, 2012.

                   Pro Forma Condensed Combined Balance Sheet
                               September 30, 2007
                                   (Uaudited)

                                               Beacon          ADSnetcurve         Cetcon        Strategic         Bell-Haun
                                             -----------       -----------       -----------    -----------       -----------
                                                 (a)               (b)               (c)             (d)              (e)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                    $    62,211       $   164,952       $    48,977    $        --       $    33,294



Accounts receivable, net                              --           200,845           352,738        334,445           146,027
Inventory, current portion                            --                --                --        409,377           144,819
Prepaid expenses and other
  current assets                                  22,153            31,811                --         10,831                50
                                             -----------       -----------       -----------    -----------       -----------

Total current assets                              84,364           397,608           401,715        754,653           324,190

Goodwill                                              --                --                --             --            35,076
Intangible asset, net                                 --                --                --         46,642                --
Prepaid acquisition costs                        111,387                --                --             --                --
Property and equipment, net                           --            33,036           169,630        261,447            40,052
Inventory, less current portion                       --                --                --         58,056            41,102
Other assets                                          --            66,253             3,014         13,555                --
                                             -----------       -----------       -----------    -----------       -----------
Total assets                                 $   195,751       $   496,897       $   574,359    $ 1,134,353       $   440,420
                                             ===========       ===========       ===========    ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITES:
Advances payable under bridge
  financing facility                         $   278,000       $        --       $        --    $        --       $        --
Convertible notes payable                             --                --                --             --                --
Short-term bank borrowings                            --                --                --             --           250,000
Current portion of long-term debt                     --                --            35,980        140,000            49,478
Current portion of capital
  lease obligation                                    --                --                --         16,663                --
Accounts payable                                   1,814            11,364            15,062      1,192,653           321,802


Accounts payable - officers                           --                --                --             --            17,044
Accrued expenses and other
  current liabilities                             44,941            50,698            24,598        309,246           174,594
                                             -----------       -----------       -----------    -----------       -----------

Total current liabilities                        324,755            62,062            75,640      1,658,562           812,918

Long-term debt, less current portion                  --                --           251,596             --           114,281
Convertible notes payable, less
  current portion                                     --                --                --             --                --
Capital lease, less current portion                   --                --                --         12,331                --
Accounts payable - related party                      --                --                --             --            81,000
Loan payable to members                               --                --                --        212,092                --
                                             -----------       -----------       -----------    -----------       -----------
Total liabilities                                324,755            62,062           327,236      1,882,985         1,008,199
                                             -----------       -----------       -----------    -----------       -----------

STOCKHOLDERS' EQUITY
Series A convertible preferred stock;
  $1,000 stated value                                 --                --                --             --                --
Common stock, no par value                         4,376                --               100             --               500

Common stock, $.001 par value                         --                --                --             --                --
Common stock; $10 par value                           --             1,920                --             --                --
Additional paid in capital                            --           200,000           274,000             --            52,035



Accumulated deficit                             (133,380)          232,915           (26,977)            --          (620,314)


Members' deficit                                      --                --                --       (748,632)               --

                                             -----------       -----------       -----------    -----------       -----------
Total stockholders' equity                      (129,004)          434,835           247,123       (748,632)         (567,779)
                                             -----------       -----------       -----------    -----------       -----------
Total liabilities and stockholders' equity   $   195,751       $   496,897       $   574,359    $ 1,134,353       $   440,420
                                             ===========       ===========       ===========    ===========       ===========

                                                                                                           Adjustments
                                                                                                           Acquisition
                                               Adjustments          BESG          Suncrest            BESG            New BESG
                                               -----------       -----------     -----------       -----------       -----------
                                                                                     (f)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                      $(1,675,548)(l)   $(1,647,115)    $     6,459       $   222,000(g)    $        --
                                                  (164,952)(l)                                         200,000(h)             --
                                                  (116,049)(l)                                       2,433,900(i)             --
                                                                                                      (406,407)(i)            --
Accounts receivable, net                          (334,445)(l)       699,610              --                --                --
Inventory, current portion                              --           554,196              --                --                --
Prepaid expenses and other
  current assets                                        --            64,845              --                --                --
                                               -----------       -----------     -----------       -----------       -----------

Total current assets                            (2,290,994)         (328,464)          6,459         2,449,493                --

Goodwill                                         6,399,994(l)      6,435,070              --                --                --
Intangible asset, net                                   --            46,642              --                --                --
Prepaid acquisition costs                         (111,387)(l)            --              --                --                --
Property and equipment, net                       (136,173)(l)       367,992              --                --                --
Inventory, less current portion                         --            99,158              --                --                --
Other assets                                            --            82,822              --                --                --
                                               -----------       -----------     -----------       -----------       -----------
Total assets                                     3,861,440         6,703,220     $     6,459       $ 2,449,493       $        --
                                               ===========       ===========     ===========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITES:
Advances payable under bridge
  financing facility                           $        --       $   278,000     $        --       $   222,000(g)    $        --
Convertible notes payable                          196,097(l)        196,097              --           200,000(h)             --
Short-term bank borrowings                              --           250,000              --                --                --
Current portion of long-term debt                 (140,000)(l)        85,458              --                --                --
Current portion of capital
  lease obligation                                 (16,663)(l)            --              --                --                --
Accounts payable                                   125,000(l)        965,586          12,900                --                --
                                                  (727,109)(l)
                                                    25,000(l)             --              --                --                --
Accounts payable - officers                             --            17,044              --                --                --
Accrued expenses and other
  current liabilities                             (309,246)(l)       294,831              --                --                --
                                               -----------       -----------     -----------       -----------       -----------

Total current liabilities                         (846,921)        2,087,016          12,900           422,000                --

Long-term debt, less current portion               (89,322)(l)       276,555              --                --                --
Convertible notes payable, less
  current portion                                1,727,403(l)      1,727,403              --                --                --
Capital lease, less current portion                (12,331)(l)            --              --                --                --
Accounts payable - related party                   (81,000)(l)            --              --                --                --
Loan payable to members                           (212,092)(l)            --              --                --                --
                                               -----------       -----------     -----------       -----------       -----------
Total liabilities                                  485,737         4,090,974          12,900           422,000                --
                                               -----------       -----------     -----------       -----------       -----------

STOCKHOLDERS' EQUITY
Series A convertible preferred stock;
  $1,000 stated value                                                     --              --         2,433,900(i)             --
Common stock, no par value                       2,741,250(l)      2,745,626              --                --                --
                                                                                        (600)(l)            --                --
Common stock, $.001 par value                           --                --           3,004                --            (1,731)(k)
Common stock; $10 par value                         (1,920)(l)            --              --                --                --
Additional paid in capital                        (526,035)(l)            --         497,426                --             1,731(k)
                                                        --                                --          (406,407)(i)            --
                                                        --                                --           332,657(i)             --
                                                        --                                --           166,718(j)             --
Accumulated deficit                                414,376(l)       (133,380)       (506,871)               --                --
                                                        --                --        (332,657)(i)            --          (298,541)(o)
                                                        --                --        (166,718)(j)            --                --
Members' deficit                                   748,632(l)             --              --                --                --

                                               -----------       -----------     -----------       -----------       -----------
Total stockholders' equity                       3,375,703         2,612,246          (6,441)        2,027,493                --
                                               -----------       -----------     -----------       -----------       -----------
Total liabilities and stockholders' equity     $ 3,861,440       $ 6,703,220     $     6,459       $ 2,449,493       $        --
                                               ===========       ===========     ===========       ===========       ===========

                                            Elimination        Pro Forma
                                              Entries          Combined
                                            -----------       -----------

ASSETS
CURRENT ASSETS:
Cash and cash equivalents                   $  (305,000)(o)   $   503,837
                                                     --
                                                     --
                                                     --
Accounts receivable, net                             --           699,610
Inventory, current portion                           --           554,196
Prepaid expenses and other
  current assets                                     --            64,845
                                            -----------       -----------

Total current assets                           (305,000)        1,822,488

Goodwill                                             --         6,435,070
Intangible asset, net                                --            46,642
Prepaid acquisition costs                            --                --
Property and equipment, net                          --           367,992
Inventory, less current portion                      --            99,158
Other assets                                         --            82,822
                                            -----------       -----------
Total assets                                $  (305,000)      $ 8,854,172
                                            ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITES:
Advances payable under bridge
  financing facility                        $        --       $   500,000
Convertible notes payable                            --           396,097
Short-term bank borrowings                           --           250,000
Current portion of long-term debt                    --            85,458
Current portion of capital
  lease obligation                                   --                --
Accounts payable                                     --           978,486

                                                     --
Accounts payable - officers                          --            17,044
Accrued expenses and other
  current liabilities                                --           294,831
                                            -----------       -----------

Total current liabilities                            --         2,521,916

Long-term debt, less current portion                 --           276,555
Convertible notes payable, less
  current portion                                    --         1,727,403
Capital lease, less current portion                  --                --
Accounts payable - related party                     --                --
Loan payable to members                              --                --
                                            -----------       -----------
Total liabilities                                    --         4,525,874
                                            -----------       -----------

STOCKHOLDERS' EQUITY
Series A convertible preferred stock;
  $1,000 stated value                                --         2,433,900
Common stock, no par value                   (2,745,626)(n)            --
                                                     --                --
Common stock, $.001 par value                     9,195(n)         10,468
Common stock; $10 par value                          --                --
Additional paid in capital                     (506,871)(m)     2,815,226
                                              2,736,431(n)
                                                 (6,459)(o)
                                                     --
Accumulated deficit                             506,871(m)       (931,296)


Members' deficit                                     --                --

                                            -----------       -----------
Total stockholders' equity                     (305,000)        4,328,298
                                            -----------       -----------
Total liabilities and stockholders' equity  $  (305,000)      $ 8,854,172
                                            ===========       ===========

                     BEACON ENTERPRISE SOLUTIONS GROUP, INC.
                 NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
                                  Balance Sheet


(a) Derived from the audited balance sheet of Beacon as of September 30, 2007.

(b) Derived from the audited balance sheet of ADSnetcurve as of September 30, 2007.

(c) Derived from the audited balance sheet of Cetcon as of September 30, 2007.

(d) Derived from the audited balance sheet of Strategic as of September 30, 2007.

(e) Derived from the audited balance sheet of Bell-Haun as of September 30, 2007.

(f) Derived from the unaudited balance sheet of Suncrest as of September 30, 2007.

(g) Reflects the issuance of advances payable under the Bridge Financing Facility of $222,000. The Bridge Financing Facility features an option to convert the outstanding advances into shares of the Company's common stock at the option of the holders. For purposes of these pro forma financial statements, no conversion of the outstanding advances is assumed.

(h) Reflects the issuance of convertible promissory notes for aggregate proceeds of $200,000. The convertible promissory notes feature an option to convert the outstanding principal into shares of the Company's common stock at the option of the holders. For purposes of these pro forma financial statements, no conversion of the outstanding principal is assumed.

(i) Reflects the issuance of 2,434 shares of the Company's Series A Convertible Preferred Stock, $406,407 of offering costs in connection with 24 units at $100,000 per unit or $2,433,900 sold pursuant to the Offering, and preferred stock deemed dividends of $332,657. The Company also issued Warrants to purchase 2,666,667 shares of its common stock in connection with the Offering.

The Company recorded preferred stock deemed dividends for the intrinsic value of the conversion options embedded in the preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the transaction and the effective conversion price embedded in the preferred shares. The fair value of the common stock was determined to be $.85 per share based upon the price of the underlying common stock issuable in connection with the Offering.

(j) Reflects the recording of compensation expense incurred in connection with the issuance of restricted shares to an executive upon the successful completion of the proposed transactions.

(k) Reflects the cancellation of shares of capital stock of Suncrest to adjust ownership percentage.

(l) Reflects the Company's acquisitions of ADSnetcurve, Cetcon, Strategic and Bell-Haun. The acquisitions are being accounted for as purchase business combinations. Accordingly, the Company (on a preliminary basis) established a new basis of accounting for each of the acquired businesses by allocating their respective purchase price (including direct transaction costs), to the fair values of the assets acquired and liabilities assumed as of the date the acquisitions were consummated using estimates and assumptions it believes are reasonable. A final determination of the allocations of the purchase prices to the assets acquired and liabilities assumed based on their respective fair values as of the dates of the acquisitions has not yet been completed. Accordingly, the purchase price adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for the purpose of developing such pro forma financial statements. The Company is utilizing an independent third party appraiser to perform a valuation study to determine the fair value of the assets and liabilities of the acquired companies and will make appropriate purchase accounting adjustments upon the completion of the valuation study. The actual results of the allocation may differ significantly from management's estimates. The Company is allocating the excess of the purchase price to goodwill pending the completion of the valuation.

The following tables provides a breakdown of (a) the respective purchase prices of each of the acquired businesses including the fair value of purchase consideration issued to the sellers plus estimated direct transaction expenses incurred by the Company in connection with consummating these transactions, and
(b) the Company's preliminary allocation of its purchase prices.


                                 ADSnetcurve        Bell-Haun         Cetcon           Strategic           Total
                               ----------------    ------------    -------------     --------------    --------------
Cash                           $       716,049     $   155,048     $   700,000       $     220,500     $   1,791,597
Notes payable                          300,000         119,000         600,000             904,500         1,923,500
Common stock                           595,000         425,000         765,000             956,250         2,741,250
Transaction expenses                    61,634          28,819          85,132              85,802           261,387
                               ----------------    ------------    -------------     --------------    --------------
   Total Purchase Price        $     1,672,683     $   727,867     $ 2,150,132       $   2,167,052     $   6,717,734
                               ================    ============    =============     ==============    ==============

Fair value of assets:
Cash                           $             -     $    33,294     $    48,977       $           -     $      82,271
Accounts receivable, net
                                       200,845         146,027         352,738                   -           699,610
Inventory, current portion
                                             -         144,819               -             409,377           554,196
Prepaid expenses and
   other current assets                 31,811              50               -              10,831            42,692
                               ----------------    ------------    -------------     --------------    --------------
   Total current assets                232,656         324,190         401,715             420,208         1,378,769
Goodwill                                     -          35,076               -                   -            35,076
Intangible asset, net                        -               -               -              46,642            46,642
Property & equipment, net
                                        33,036          40,052          33,457             261,447           367,992
Inventory, less current
   portion                                   -          41,102               -              58,056            99,158
Other assets                            66,253               -           3,014              13,555            82,822
                               ----------------    ------------    -------------     --------------    --------------
Total assets                    $      331,945     $   440,420     $   438,186       $     799,908     $   2,010,459

Liabilities assumed:
Short-term bank borrowings
                                             -         250,000               -                   -           250,000
Current portion of
   long-term debt                            -          49,478          35,980                   -            85,458
Accounts payable                        11,364         287,346          15,062             500,000           813,772
Accounts payable -
   officers                                  -          17,044               -                   -            17,044
Accrued expenses and
   other current
   liabilities                          50,698         174,594          24,598                   -           249,890
                               ----------------    ------------    -------------     --------------    --------------
   Total current
   liabilities                          62,062         778,462          75,640             500,000         1,416,164
Long-term debt, less
   current portion                           -         114,281         162,274                   -           276,555
                               ----------------    ------------    -------------     --------------    --------------
Total liabilities assumed
                                        62,062         892,743         237,914             500,000         1,692,719
                               ----------------    ------------    -------------     --------------    --------------
Net assets acquired
   (liabilities assumed)       $       269,883     $ (452,323)     $   200,272       $     299,908     $     317,740
                               ----------------    ------------    -------------     --------------    --------------
Goodwill                       $     1,402,800     $ 1,180,190     $ 1,949,860       $   1,867,144     $   6,399,994
                               ================    ============    =============     ==============    ==============

The aggregate purchase price paid by the Company to ADSnetcurve is subject to a working capital adjustment. In the event that working capital acquired exceeds $105,000, the Company is required to pay the seller the excess of the working capital over $105,000. As such, the cash paid to ADSnetcurve on the date of the closing reflects a $116,049 purchase price adjustment representing the difference between the final working capital acquired and $105,000.

(m) Reflects the elimination of Suncrest accumulated deficit.

(n) Reflects the elimination of BESG common stock and the issuance of Suncrest common stock in connection with the Merger.

(o) Reflects the expenses incurred in connection with the Merger.

              Pro Forma Condensed Combined Statement of Operations
                               September 30, 2007
                                   (Unaudited)

                                      Beacon      ADSnetcurve      Cetcon        Strategic       Bell-Haun    Suncrest
                                  ------------    -----------    -----------    -----------    -----------    --------
                                       (a)            (b)            (c)            (d)             (e)         (f)
Net sales                         $         --    $ 1,311,181    $ 1,243,552    $ 2,486,265    $ 1,343,015    $     --
Cost of sales                               --             --             --        994,333        530,005          --
                                  ------------    -----------    -----------    -----------    -----------    --------

Gross profit                                --      1,311,181      1,243,552      1,491,932        813,010          --

OPERATING EXPENSES
Salaries and benefits                   79,216        619,224        597,020      1,068,698        704,906          --
Selling, general and
administrative                          51,726        548,429        479,332        554,291        213,362      15,109
                                  ------------    -----------    -----------    -----------    -----------    --------
TOTAL OPERATING EXPENSES               130,942      1,167,653      1,076,352      1,622,989        918,268      15,109
                                  ------------    -----------    -----------    -----------    -----------    --------

Loss from operations                  (130,942)       143,528        167,200       (131,057)      (105,258)    (15,109)

OTHER EXPENSE
Interest expense, net                   (2,438)       (12,007)       (17,776)       (47,572)       (37,876)         --
Gain (loss) on sale of
property and equipment                      --           (837)       (10,241)            --         (1,029)        456
Miscellaneous income                        --             --             --          9,432             --          --
                                  ------------    -----------    -----------    -----------    -----------    --------
TOTAL OTHER EXPENSE                     (2,438)       (12,844)       (28,017)       (38,140)       (38,905)        456
                                  ------------    -----------    -----------    -----------    -----------    --------

NET LOSS BEFORE INCOME TAXES          (133,380)       130,684        139,183       (169,197)      (144,163)    (14,653)

Provision for income taxes                  --         (8,880)            --             --             --          --
                                  ------------    -----------    -----------    -----------    -----------    --------

NET LOSS TO COMMON STOCKHOLDERS       (133,380)       121,804        139,183       (169,197)      (144,163)    (14,653)

Preferred Stock Dividends                   --             --             --             --             --          --
Deemed dividends                            --             --             --             --             --          --
                                  ------------    -----------    -----------    -----------    -----------    --------

NET LOSS                          $   (133,380)   $   121,804    $   139,183    $  (169,197)   $  (144,163)   $(14,653)
                                  ============    ===========    ===========    ===========    ===========    ========

Loss per share


Weighted average number of
shares outstanding
Basic and diluted

                                    Pro Forma Adjustments
                                  ------------------------    Pro Forma
                                      BESG       New BESG      Combined
                                  -----------    ---------    -----------

Net sales                         $        --    $      --    $ 6,384,013
Cost of sales                              --           --      1,524,338
                                  -----------    ---------    -----------

Gross profit                               --           --      4,859,675

OPERATING EXPENSES
Salaries and benefits               166,718 i           --      3,235,782
Selling, general and
administrative                      298,541 j    (15,109)g      2,145,681
                                  -----------    ---------    -----------
TOTAL OPERATING EXPENSES              465,259      (15,109)     5,381,463
                                  -----------    ---------    -----------

Loss from operations                 (465,259)      15,109       (521,788)

OTHER EXPENSE
Interest expense, net              (140,102)l           --       (257,771)
Gain (loss) on sale of
property and equipment                     --         (456)       (12,107)
Miscellaneous income                       --           --          9,432
                                  -----------    ---------    -----------
TOTAL OTHER EXPENSE                  (140,102)        (456)      (260,446)
                                  -----------    ---------    -----------

NET LOSS BEFORE INCOME TAXES         (605,361)      14,653       (782,234)

Provision for income taxes                 --           --         (8,880)
                                  -----------    ---------    -----------

NET LOSS TO COMMON STOCKHOLDERS      (605,361)      14,653       (791,114)

Preferred Stock Dividends                        (243,390)k      (243,390)
Deemed dividends                   (332,657)h           --       (332,657)
                                  -----------    ---------    -----------

NET LOSS                          $(1,181,408)   $  14,653    $(1,367,161)
                                  ===========    =========    ===========

Loss per share                                                $     (0.13)
                                                              ===========

Weighted average number of
shares outstanding
Basic and diluted                                              10,468,021
                                                              ===========

                     BEACON ENTERPRISE SOLUTIONS GROUP, INC.
                 NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
                            Statements of Operations
                              At September 30, 2007

(a) Derived from the audited statement of operations of BESG for the period from June 6, 2007 (date of inception) to September 30, 2007.

(b) Derived from the audited statement of operations of ADSnetcurve for the nine months ended September 30, 2007.

(c) Derived from the audited statement of operations of Cetcon for the nine months ended September 30, 2007.

(d) Derived from the audited statement of operations of Strategic for the nine months ended September 30, 2007.

(e) Derived from the audited statement of operations of Bell-Haun for the nine months ended September 30, 2007.

(f) Derived from the unaudited statement of operations of Suncrest for the three months ended September 30, 2007, the audited statement of operations of Suncrest for the year ended June 30, 2007 and the unaudited statement of operations of Suncrest for the three months ended September 30, 2006.

(g) Reflects elimination of operations of Suncrest. These operations were discontinued as of the effective date of the Merger.

(h) Reflects the recording of preferred stock deemed dividends.

(i) Reflects the recording of compensation expense incurred in connection with the issuance of restricted shares to an executive upon the successful completion of the proposed transactions.

(j) Reflects the expenses incurred in connection with the Merger.

(k) Reflects the recording of preferred stock dividends.

(l) Reflects the recording of interest expense on various notes payable.